NET REVENUES - Significant changes to the contract liabilities balances (Details) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
NET REVENUES
Beginning balance	¥ 522,646	¥ 341,907	¥ 46,521
Revenue recognized that was included in unamortized upfront fees received from franchisees at the beginning of the year	(68,790)	(45,263)	(5,394)
Increase for upfront fees associated with contracts that became effective during the year, net of amounts recognized as revenue during the year	17,735	164,398	161,121
Increase for payments received in advance of transferring control of goods to franchised stores and franchise related service fee, net of amounts recognized as revenue during the year	8,111	61,604	139,659
Ending balance	¥ 479,702	¥ 522,646	¥ 341,907